THE ADVISORS’ INNER CIRCLE FUND II (the “Trust”)

Reaves Utilities and Energy Infrastructure Fund (the “Fund”)

Supplement dated September 29, 2021 to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated November 28, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Important Notice Regarding Change in Investment Policy

On or around November 28, 2021, the following changes will be made to the Fund’s name and 80% investment policy to better reflect the investment strategy of the Fund:

	Current	New
Name	Reaves Utilities and Energy Infrastructure Fund	Reaves Infrastructure Fund
80% Investment Policy	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of domestic and foreign public utilities and energy companies.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of domestic and foreign public infrastructure companies.

The Fund’s new 80% investment policy will subject it to the risks of investing in infrastructure companies and real estate investment companies.

More information about the new strategies and risks of the Fund will be available in the Fund’s Prospectus and SAI, each dated November 28, 2021.

Please retain this supplement for future reference.

WHR-SK-016-0100